Exhibit 99.1

Page
Crossroads Shopping Center
Independent Auditors’ Report	F-1
Statement of Revenues and Certain Expenses for the year ended December 31, 2012 (Audited) and nine months ended September 30, 2013 (Unaudited)	F-2
Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2012 (Audited) and nine months ended September 30, 2013 (Unaudited)	F-3

Five Points Plaza
Independent Auditors’ Report	F-5
Statement of Revenues and Certain Expenses for the year ended December 31, 2012 (Audited) and nine months ended September 30, 2013 (Unaudited)	F-6
Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2012 (Audited) and nine months ended September 30, 2013 (Unaudited)	F-7

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Corp.
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2013 (Unaudited)	F-10
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2012 (Unaudited)	F-11
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-12

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Partnership, LP
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2013 (Unaudited)	F-14
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2012 (Unaudited)	F-15
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-16

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Retail Opportunity Investments Corp.
Retail Opportunity Investments Partnership, LP

We have audited the accompanying financial statement of the property known as Crossroads Shopping Center, located in Bellevue, Washington (“Crossroads") which is comprised of the statement of revenues and certain expenses for the year ended December 31, 2012, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility
Our responsibility is to express an opinion on this financial statement based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error.  In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Crossroads’ internal controls.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Crossroads for the year ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter
We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Crossroads’ revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies
A Division of O'Connor Davies, LLP

New York, New York
December 10, 2013

CROSSROADS SHOPPING CENTER
     STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2012	Nine Months Ended September 30, 2013 (Unaudited)
Revenues
Rental income (note 4)	$10,855	$8,308
Total revenues	10,855	8,308

Certain Expenses
Utilities	525	399
Repairs, maintenance and supplies	1,166	878
Cleaning and landscaping	488	405
Real estate taxes	717	586
Insurance	69	54
Total certain expenses	2,965	2,322

Excess of revenues over certain expenses	$7,890	$5,986

See accompanying notes to statement of revenues and certain expenses.

CROSSROADS SHOPPING CENTER
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2012 (AUDITED) AND
NINE MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)

1.           Business Organization

Retail Opportunity Investments Corp., a Maryland corporation ("ROIC"), is organized in a traditional umbrella partnership real estate investment trust format pursuant to which Retail Opportunity Investments GP, LLC, its wholly-owned subsidiary, serves as the general partner of, and ROIC conducts substantially all of its business through, its operating partnership subsidiary, Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (the "Operating Partnership") and its subsidiaries.  Unless otherwise indicated or unless the context requires otherwise, all references to the “Company” refer to ROIC together with its consolidated subsidiaries, including the Operating Partnership.

On September 27, 2013, the Company acquired the remaining 51% of the partnership interests in the Terranomics Crossroads Associates, LP from its joint venture partner. The primary asset of Terranomics Crossroads Associates, LP is Crossroads Shopping Center (“Crossroads”) located in Bellevue, Washington, within the Seattle metropolitan area. Crossroads is approximately 464,000 square feet and is anchored by Kroger (QFC) Supermarket, Sports Authority and Bed Bath and Beyond.

2.      Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of Crossroads, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of Crossroads to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of Crossroads.

The statement of revenue and certain expenses for the nine month period ended September 30, 2013 is unaudited.  In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.

Revenue Recognition

Crossroads operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Crossroads’ management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.           Subsequent Events

The Company has evaluated subsequent events through December 10, 2013 and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statements.

On October 17, 2013, the Company received notices of redemption for 158,221 OP Units.  The Company elected to redeem the OP Units in cash, and accordingly, a total of $2.2 million was paid on October 31, 2013 to the holders of the respective OP Units.  In accordance with the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, the redemption value was calculated based on the average closing price of the Company’s common stock on the NASDAQ Stock Market for the ten consecutive trading days immediately preceding the date of receipt of the notices of redemption.

4.           Leases

Crossroads is subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2012, the future minimum rents on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2013	$7,492
2014	6,317
2015	4,444
2016	3,731
2017	3,298
Thereafter	9,014
$34,296

The tenant leases provide for annual rents that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. Crossroads’ tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in an increase in rental income of approximately $547,000 and $207,000 for the year ended December 31, 2012 and nine months ended September 30, 2013, respectively.

5.           Concentration

For the year ended December 31, 2012, one of Crossroads’ anchor tenants accounted for 10% of total rental income.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Retail Opportunity Investments Corp.
Retail Opportunity Investments Partnership, LP

We have audited the accompanying financial statement of the property known as Five Points Plaza, located in Huntington Beach, California (“Five Points Plaza”) which is comprised of the statement of revenues and certain expenses for the year ended December 31, 2012, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility
Our responsibility is to express an opinion on this financial statement based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error.  In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Five Points Plaza’s internal controls.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Five Points Plaza for the year ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter
We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Five Points Plaza’s revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies
A Division of O'Connor Davies, LLP

New York, New York
December 10, 2013

FIVE POINTS PLAZA
     STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2012	Nine Months Ended September 30, 2013 (Unaudited)
Revenues
Rental income (note 4)	$3,920	$2,794
Total revenues	3,920	2,794

Certain Expenses
Utilities	53	41
Repairs, maintenance and supplies	224	216
Cleaning and landscaping	312	260
Real estate taxes	144	110
Insurance	77	77
Total certain expenses	810	704

Excess of revenues over certain expenses	$3,110	$2,090

See accompanying notes to statement of revenues and certain expenses.

FIVE POINTS PLAZA
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2012 (AUDITED) AND
NINE MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)

1.           Business Organization

Retail Opportunity Investments Corp., a Maryland corporation ("ROIC"), is organized in a traditional umbrella partnership real estate investment trust format pursuant to which Retail Opportunity Investments GP, LLC, its wholly-owned subsidiary, serves as the general partner of, and ROIC conducts substantially all of its business through, its operating partnership subsidiary, Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (the "Operating Partnership") and its subsidiaries.  Unless otherwise indicated or unless the context requires otherwise, all references to the “Company” refer to ROIC together with its consolidated subsidiaries, including the Operating Partnership.

On September 27, 2013, the Company acquired 100% of the membership interests in SARM Five Points Plaza, LLC for an adjusted purchase price of approximately $52.6 million. The primary asset of SARM Five Points Plaza, LLC is Five Points Plaza located in Huntington Beach, California. Five Points Plaza is approximately 161,000 square feet and is anchored by Trader Joes, Old Navy and Pier 1.

2.           Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of Five Points Plaza, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of Five Points Plaza to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of Five Points Plaza.

The statement of revenue and certain expenses for the nine month period ended September 30, 2013 is unaudited.  In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.

Revenue Recognition

Five Points Plaza’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Five Points Plaza’s management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.           Subsequent Events

The Company has evaluated subsequent events through December 10, 2013, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statement.

4.            Leases

Five Points Plaza is subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2012, the future minimum rents on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2013	$1,889
2014	1,744
2015	1,511
2016	1,244
2017	1,009
Thereafter	2,071
$9,468

The tenant leases provide for annual rents that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. Five Points Plaza’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in a decrease in rental income of approximately $96,000 and $90,000 for the year ended December 31, 2012 and nine months ended September 30, 2013, respectively.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the nine months ended September 30, 2013 and for the year ended December 31, 2012 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisitions of Crossroads Shopping Center and Five Points Plaza (the “Properties”) on January 1, 2012.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2012 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended September 30, 2013. The pro forma consolidated financial statements do not purport to represent the results of operations that would actually have occurred assuming the completion of the acquisition of the Properties had occurred on January 1, 2012; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013
(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Crossroads Shopping Center	Five Points Plaza	Pro forma Adjustments		Company Pro Forma
Revenue
Base rents	$60,198	$6,324	$2,397	$238	(2)	$69,157
Recoveries from tenants	15,550	1,984	397	—		17,931
Mortgage interest	617	—	—	(617	) (3)	—
Other income	1,229	—	—	—		1,229
Total revenues	77,594	8,308	2,794	(379)		88,317
Operating expenses
Property operating	13,204	1,736	594	—		15,534
Property taxes	7,893	586	110	—		8,589
Depreciation and amortization	27,813	—	—	2,967	(4)	30,780
General & administrative expenses	8,176	—	—	—		8,176
Acquisition transaction costs	1,570	—	—	(377)		1,193
Total operating expenses	58,656	2,322	704	2,590		64,272
Operating income (loss)
Non-operating income (expenses)	18,938	5,986	2,090	(2,969)		24,045
Interest expense	(10,974)	—	—	(2,941	)(6)	(13,915)
Gain on consolidation of joint venture	20,382	—	—	(20,382	)(7)	—
Equity in earnings from unconsolidated joint venture	2,390	—	—	(2,390	)(7)	—
Interest income	1	—	—	—		1
Income from continuing operations	30,737	5,986	2,090	(28,682)		10,131
Loss from discontinued operations	(714)	—-	—	—		(714)
Net income (loss) attributable to Retail Opportunity Investments Corp.	$30,023	$5,986	$2,090	$(28,682)		$9,417

Pro forma weighted average shares outstanding
Basic:	65,811			—		65,811
Diluted:	68,871			3,242	(8)	72,113

Pro forma income per share
Net income per share – basic:
Income from continuing operations	$0.47					$0.15
Loss from discontinued operations	(0.01)					(0.01)
Net income per share	$0.46					$0.14
Net income per share – diluted:
Income from continuing operations	$0.45					$0.14
Loss from discontinued operations	(0.01)					(0.01)
Net income per share	$0.44					$0.13
Pro forma dividends per share:	$0.45					$0.45

Comprehensive income (loss):
Net income (loss) attributable to Retail Opportunity Investments Corp.	$30,023	$5,986	$2,090	$(28,682)		$9,417
Other comprehensive income:
Unrealized gain on swap derivative
Unrealized swap derivative gain arising during the period	4,643	—	—	—		4,643
Reclassification adjustment for amortization of interest expense included in net income	3,558	—	—	—		3,558
Unrealized gain on swap derivative	8,201	—	—	—		8,201
Total Comprehensive income (loss)	$38,224	$5,986	$2,090	$(28,682)		$17,618

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2012
(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Crossroads Shopping Center	Five Points Plaza	Pro forma Adjustments		Company Pro Forma
Revenue
Base rents	$59,219	$8,532	$3,335	$332	(2)	$71,418
Recoveries from tenants	14,771	2,323	585	—		17,679
Mortgage interest	1,106	—	—	(1,106	) (3)	—
Total revenues	75,096	10,855	3,920	(774)		89,097

Operating expenses
Property operating	12,780	2,248	666	—		15,694
Property taxes	7,281	717	144	—		8,142
Depreciation and amortization	29,075	—	—	3,956	(4)	33,031
General & administrative expenses	13,059	—	—	—		13,059
Acquisition transaction costs	1,347	—	—	377	(5)	1,724
Total operating expenses	63,542	2,965	810	4,333		71,650

Operating income (loss)	11,554	7,890	3,110	(5,107)		17,447
Non-operating income (expenses)
Interest expense	(11,380)	—	—	(3,922	)(6)	(15,302)
Gain on consolidation of joint venture	2,145	—	—	—		2,145
Gain on bargain purchase	3,864	—	—	—		3,864
Equity in earnings from unconsolidated joint ventures	1,698	—	—	(711	) (7)	987
Interest income	12	—	—	—		12
Net income (loss) attributable to Retail Opportunity Investments Corp.	$7,893	$7,890	$3,110	$(9,740)		$9,153

Pro forma weighted average shares outstanding
Basic:	51,059			—		51,059
Diluted:	52,371			3,291	(8)	55,662

Pro forma income per share
Basic:	$0.15					$0.18
Diluted:	$0.15					$0.16
Pro forma dividends per share:	$0.53					$0.53

Comprehensive income (loss):
Net income (loss) attributable to Retail Opportunity Investments Corp.	$7,893	$7,890	$3,110	$(9,740)		$9,153
Other comprehensive loss:
Unrealized loss on swap derivative
Unrealized swap derivative loss arising during the period	(7,859)	—	—	—		(7,859)
Reclassification adjustment for amortization of interest expense included in net income	3,799	—	—	—		3,799
Unrealized loss on swap derivative	(4,060)	—	—	—		(4,060)
Total Comprehensive income (loss)	$3,833	$7,890	$3,110	$(9,740)		$5,093

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

1.	Derived from the Company’s audited and unaudited financial statements for the year ended December 31, 2012 and the nine months ended September 30, 2013, respectively.

2.
Reflects the pro forma adjustment of $332,000 and $238,000 for the year ended December 31, 2012 and the nine months ended September 30, 2013, respectively, to record operating rents on a straight-line basis beginning January 1, 2012.

3.
Reflects the pro forma adjustment to mortgage interest, assuming the Company had consolidated the activities of Crossroads Shopping Center into the Company’s financial records as of the first day of the periods presented.

4.
Reflects the estimated depreciation for the Properties based on estimated values allocated to building at the beginning of the periods presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	For the Nine Months Ended September 30, 2013 Depreciation Expense	Year Ended December 31, 2012 Depreciation Expense

Building	39 years	$2,967	$3,956

5.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Properties.

6.
Reflects the pro forma adjustment to interest expense, assuming the Company had assumed the existing mortgage of Crossroads Shopping Center and borrowed funds from its credit facility to cover the purchase price of Five Points Plaza, as if the acquisitions had been made on the first day of the periods presented.

7.
Reflects the pro forma adjustments to reverse the gain on consolidation of joint venture and equity in earnings from unconsolidated joint ventures, assuming the Company had consolidated the activities of Crossroads Shopping Center into the Company’s financial records as of the first day of the periods presented.

8.
Reflects the pro forma adjustment for the issuance of OP Units, which have essentially the same economic characteristics as a share of ROIC common stock as they share equally in the total net income or loss and distributions of the Operating Partnership.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the nine months ended September 30, 2013 and for the year ended December 31, 2012 are presented as if Retail Opportunity Investments Partnership, LP (the “Company”) had completed the acquisitions of Crossroads Shopping Center and Five Points Plaza (the “Properties”) on January 1, 2012.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2012 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended September 30, 2013. As of December 31, 2012, there were no financial reporting differences between ROIC and the Operating Partnership, and accordingly, the financial statements included in the Company’s 2012 Annual Report on Form 10-K for ROIC are consistent with that of the financial statements of the Operating Partnership. The pro forma consolidated financial statements do not purport to represent the Company’s results of operations that would actually have occurred assuming the completion of the acquisition of the Properties had occurred on January 1, 2012; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013
(UNAUDITED)
(in thousands, except per share data)

	Company Historical(9)	Crossroads Shopping Center	Five Points Plaza	Pro forma Adjustments		Company Pro Forma
Revenue
Base rents	$60,198	$6,324	$2,397	$238	(10)	$69,157
Recoveries from tenants	15,550	1,984	397	—		17,931
Mortgage interest	617	—	—	(617	) (11)	—
Other income	1,229	—	—	—		1,229
Total revenues	77,594	8,308	2,794	(379)		88,317
Operating expenses
Property operating	13,204	1,736	594	—		15,534
Property taxes	7,893	586	110	—		8,589
Depreciation and amortization	27,813	—	—	2,967	(12)	30,780
General & administrative expenses	8,176	—	—	—		8,176
Acquisition transaction costs	1,570	—	—	(377)		1,193
Total operating expenses	58,656	2,322	704	2,590		64,272
Operating income (loss)
Non-operating income (expenses)	18,938	5,986	2,090	(2,969)		24,045
Interest expense	(10,974)	—	—	(2,941	)(14)	(13,915)
Gain on consolidation of joint venture	20,382	—	—	(20,382	)(15)	—
Equity in earnings from unconsolidated joint venture	2,390	—	—	(2,390	)(15)	—
Interest income	1	—	—	—		1
Income from continuing operations	30,737	5,986	2,090	(28,682)		10,131
Loss from discontinued operations	(714)	—-	—	—		(714)
Net income (loss) attributable to Retail Opportunity Investments Partnership, LP	$30,023	$5,986	$2,090	$(28,682)		$9,417

Pro forma weighted average units outstanding
Basic:	65,859			3,242	(16)	69,101
Diluted:	68,871			3,242	(16)	72,113

Pro forma weighted average units outstanding
Net income per unit – basic:
Income from continuing operations	$0.47					$0.15
Loss from discontinued operations	(0.01)					(0.01)
Net income per unit (*)	$0.45					$0.14
Net income per unit – diluted:
Income from continuing operations	$0.45					$0.14
Loss from discontinued operations	(0.01)					(0.01)
Net income per unit	$0.44					$0.13
Pro forma distributions per share:	$0.45					$0.45

Comprehensive income (loss):
Net income (loss) attributable to Retail Opportunity Investments Partnership, LP	$30,023	$5,986	$2,090	$(28,682)		$9,417
Other comprehensive loss:
Unrealized gain on swap derivative
Unrealized swap derivative gain arising during the period	4,643	—	—	—		4,643
Reclassification adjustment for amortization of interest expense included in net income	3,558	—	—	—		3,558
Unrealized gain on swap derivative	8,201	—	—	—		8,201
Total Comprehensive income (loss)	$38,224	$5,986	$2,090	$(28,682)		$17,618

(*) Earnings per unit may not add due to rounding

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2012
(UNAUDITED)
(in thousands, except per share data)

	Company Historical(9)	Crossroads Shopping Center	Five Points Plaza	Pro forma Adjustments		Company Pro Forma
Revenue
Base rents	$59,219	$8,532	$3,335	$332	(10)	$71,418
Recoveries from tenants	14,771	2,323	585	—		17,679
Mortgage interest	1,106	—	—	(1,106	) (13)	—
Total revenues	75,096	10,855	3,920	(774)		89,097

Operating expenses
Property operating	12,780	2,248	666	—		15,694
Property taxes	7,281	717	144	—		8,142
Depreciation and amortization	29,075	—	—	3,956	(12)	33,031
General & administrative expenses	13,059	—	—	—		13,059
Acquisition transaction costs	1,347	—	—	377	(13)	1,724
Total operating expenses	63,542	2,965	810	4,333		71,650

Operating income (loss)	11,554	7,890	3,110	(5,107)		17,447
Non-operating income (expenses)
Interest expense	(11,380)	—	—	(3,922	)(14)	(15,302)
Gain on consolidation of joint venture	2,145	—	—	—		2,145
Gain on bargain purchase	3,864	—	—	—		3,864
Equity in earnings from unconsolidated joint ventures	1,698	—	—	(711	) (15)	987
Interest income	12	—	—	—		12
Net income (loss) attributable to Retail Opportunity Investments Partnership, LP	$7,893	$7,890	$3,110	$(9,740)		$9,153

Comprehensive income (loss):
Basic:	51,059			3,291	(8)	54,350
Diluted:	52,371			3,291	(8)	55,662

Pro forma income per unit
Basic:	$0.15					$0.17
Diluted:	$0.15					$0.16
Pro forma dividends per unit:	$0.53					$0.53

Comprehensive income (loss):
Net income (loss) attributable to Retail Opportunity Investments Partnership, LP	$7,893	$7,890	$3,110	$(9,740)		$9,153
Other comprehensive loss:
Unrealized loss on swap derivative
Unrealized swap derivative loss arising during the period	(7,859)	—	—	—		(7,859)
Reclassification adjustment for amortization of interest expense included in net income	3,799	—	—	—		3,799
Unrealized loss on swap derivative	(4,060)	—	—	—		(4,060)
Total Comprehensive income (loss)	$3,833	$7,890	$3,110	$(9,740)		$5,093

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

9.	Derived from the Operating Partnership’s unaudited financial statements for the year ended December 31, 2012 and the nine months ended September 30, 2013, respectively.

10.
Reflects the pro forma adjustment of $332,000 and $238,000 for the year ended December 31, 2012 and the nine months ended September 30, 2013, respectively, to record operating rents on a straight-line basis beginning January 1, 2012.

11.
Reflects the pro forma adjustment to mortgage interest, assuming the Operating Partnership had consolidated the activities of Crossroads Shopping Center into the Operating Partnership’s financial records as of the first day of the periods presented.

12.
Reflects the estimated depreciation for the Properties based on estimated values allocated to building at the beginning of the periods presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	For the Nine Months Ended September 30, 2013 Depreciation Expense	Year Ended December 31, 2012 Depreciation Expense

Building	39 years	$2,967	$3,956

13.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Properties.

14.
Reflects the pro forma adjustment to interest expense, assuming the Operating Partnership had assumed the existing mortgage of Crossroads Shopping Center and borrowed funds from its credit facility to cover the purchase price of Five Points Plaza, as if the acquisitions had been made on the first day of the periods presented.

15.
Reflects the pro forma adjustments to reverse the gain on consolidation of joint venture and equity in earnings from unconsolidated joint ventures, assuming the Company had consolidated the activities of Crossroads Shopping Center into the Company’s financial records as of the first day of the periods presented.

16.
Reflects the pro forma adjustment for the issuance of OP Units, which have essentially the same economic characteristics as a share of ROIC common stock as they share equally in the total net income or loss and distributions of the Operating Partnership.